SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):      October 22, 2003

                           CRESENT COMMUNICATIONS INC.
              (Exact name of registrant as specified in its charter)

               NEVADA                      0-22711              87-05065948
     (State or other jurisdiction     (Commission File         (IRS Employer
         or incorporation)                 Number)           Identification No.)

                        701 North Post Oak Rd., Suite 630
                              Houston, Texas 77024
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code     713-682-7400


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Item  5.     Other Events

     On October 22, 2003, the Company entered into an Agreement with Memorial Hermann Health Network Providers (HNP) which provides for the endorsement of Bluegate(TM) as its preferred provider of Internet connectivity and managed virtual private network (VPN)/firewall services to establish a secure data communication network among its physician base of approximately 2,900 members. The Agreement is for a term of three years and may be terminated by either party with 180 days written notice.


..

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CRESCENT COMMUNICATIONS, INC.



                                     By:   __________________________________
                                     /s/   Manfred Sternberg, Chief Executive
                                           Officer and Chief Financial Officer
                                           Manfred Sternberg, Chief Executive
                                           Officer and Chief Financial Officer



Dated: November 4, 2003


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